Exhibit 99.1

Cycurion Executes Seamless Chief Financial Officer Transition with Appointment of Ana Garcia
May 28, 2026
MCLEAN, Va., May 28, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”), a pioneering AI-driven cybersecurity and government technology solutions provider, today announced the appointment of Ana Garcia as Chief Financial Officer, effective June 1, 2026. Ms. Garcia succeeds Alvin McCoy III, who will step down as Chief Financial Officer on May 31, 2026 and transition into a strategic advisory role focused on advancing the Company’s strategic growth initiatives.
Ms. Garcia brings more than 20 years of senior finance leadership experience across public and private technology companies, including businesses in financial services, tech-enabled services and subscription software. Most recently, she served as Vice President of Finance and Interim Chief Financial Officer at KLDiscovery, a global provider of electronic discovery, information governance, and data recovery services. Earlier in her career, she held senior finance positions at Edelman Financial Services (now Edelman Financial Engines), MicroStrategy (now Strategy Inc.), Spacenet, Inc. (now SageNet), and Savvis (now Lumen Technologies), where she built high-performing FP&A teams, led board-level reporting, and supported M&A execution and post-merger integration.
“Ana is an outstanding addition to our leadership team,” said Kevin Kelly, Chairman and Chief Executive Officer of Cycurion. “Her extensive public-company expertise, operational rigor, and proven ability to scale finance functions will be instrumental as we drive both organic growth and strategic M&A. This leadership transition is smooth and positions us well for our next phase of growth. I also want to thank Alvin for his significant contributions and am pleased he will continue supporting our momentum in a strategic advisory capacity.”
About Cycurion, Inc.
Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. For more information, visit www.cycurion.com.
Forward-Looking Statements
This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.
Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, statements regarding he expected benefits of the Company’s leadership transition, including the contributions of the incoming Chief Financial Officer and the ongoing advisory role of the outgoing Chief Financial Officer, the acceleration of the Company’s inorganic growth strategy; the continued execution on the Company’s backlog; and other statements that are not historical facts, including statements which may be accompanied by words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,”

“intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, risks related to customer performance and satisfaction, contract modifications, delays or terminations, and the Company’s ability to fulfill contractual obligations, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.
Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com
Cycurion Media Relations:
(888) 341-6680
media@cycurion.com
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